SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2005

INTERMET CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 Corporate Drive, Suite 200 Troy, Michigan	48098-2683

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:      (248) 952-2500

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     Amendment to DIP Credit Agreement. As previously disclosed, on September 29, 2004, INTERMET Corporation (“Intermet”) and 17 of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”).

     Effective as of June 24, 2005, Intermet entered into an Eighth Amendment to the Debtor in Possession Credit Agreement (the “Eighth Amendment”) among Intermet, certain of Intermet’s subsidiaries (collectively, the “Borrowers”), a group of lenders (the “Lenders”), Deutsche Bank Trust Company Americas (“Deutsche Bank”), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia (“Scotia Capital”), as administrative agent for Lenders. The Eighth Amendment amends Intermet’s Debtor in Possession Credit Agreement dated as of October 22, 2004, as previously amended as of November 8, 2004, November 19, 2004, December 23, 2004, January 14, 2005, January 26, 2005, March 28, 2005, and May 31, 2005 (the Debtor in Possession Credit Agreement, as amended, is referred to as the “Credit Agreement”). Deutsche Bank and Scotia Capital are also parties to the company’s pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

     The Eighth Amendment amends the terms of the Credit Agreement to permit Intermet to enter into and perform its obligations under the commitment letter dated as of June 21, 2005 with R2 Investments, LDC and Stanfield Capital Partners, LLC (the “Commitment Letter”). In consideration for the amendment to the Credit Agreement contained in the Eighth Amendment and subject to the approval of the Bankruptcy Court, the Borrowers are required to pay, not later than two Business Days after either (x) the entry of an order by the Bankruptcy Court approving the Commitment Letter or (y) if such order is stayed, the date, if any, when such order ceases to be subject to such stay, a nonrefundable amendment fee in the aggregate amount of $150,000.

     A copy of the Eighth Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

     On June 24, 2005, the Debtors filed their Plans of Reorganization with the Bankruptcy Court under chapter 11 of the Bankruptcy Code (the “Plan”). A copy of the Plan was filed as Exhibit 99.1 to Intermet’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2005. On June 27, 2005, the Debtors filed their Disclosure Statement related to the Plan with the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code (the “Disclosure Statement”). A copy of the Disclosure Statement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)	Exhibits:

The following exhibits are being filed herewith:

10.1 Eighth Amendment to Debtor-In-Possession Credit Agreement dated as of June 24, 2005.

99.1 Disclosure Statement under Chapter 11 of the United States Bankruptcy Code, dated June 27, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION

Dated: June 28, 2005	By: /s/ Alan J. Miller Alan J. Miller Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Eighth Amendment to Debtor-In-Possession Credit Agreement dated as of June 24, 2005.
99.1	Disclosure Statement under Chapter 11 of the United States Bankruptcy Code, dated June 27, 2005.